SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 16, 2005

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1405 Route 206 South, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 443-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On February 16, 2005, Dendrite International, Inc. entered into an agreement with Marc Kustoff,  Senior Vice President, concerning his cessation of employment with the Company (the “Agreement”).  The terms of the Agreement are generally as follows, subject in all respects to the terms and conditions of the Agreement being filed as Exhibit 10.1.

Mr. Kustoff’s last day of employment will be February 25, 2005.  Dendrite agrees to pay Mr. Kustoff pre-established severance, provided that Dendrite is in receipt of an executed copy of the Agreement, a seven-day revocation period has expired and Mr. Kustoff has complied with his obligations under the Agreement.  Such severance will be paid in twelve monthly installments in an amount set forth in his employment agreement which is one year of base salary plus an agreed bonus amount all as reflected in the Agreement, less applicable deductions.

Mr. Kustoff’s health coverage under the Company’s group health plan will terminate on his employment end date and thereafter he will be eligible to continue to participate in the Company’s group health plan in accordance with COBRA.  The Company will pay for a portion of Mr. Kustoff’s COBRA cost so that Mr. Kustoff’s payments will remain the same as during employment, until the earlier of (i) the end of the period in which Mr. Kustoff receives the above installment payments, or (ii) such coverage becomes available to Mr. Kustoff as a result of obtaining other employment.  Outstanding stock options will continue to be exercisable in accordance with the terms of the Dendrite International, Inc. 1997 Stock Incentive Plan.  In consideration of such payments to Mr. Kustoff, he is providing a release.

The disclosure set forth below under “Item 1.02 Termination of a Material Definitive Agreement” is incorporated herein by reference into this Item 1.01.

Item 1.02 – Termination of a Material Definitive Agreement.

Pursuant to Section 1(a) of the agreement in Item 1.01, an Employment Agreement dated September 25, 2000 between Dendrite and Mr. Kustoff (the “Employment Agreement”) will be terminated on February 25, 2005, other than, as set forth in the agreement in Item 1.01, those terms of the Employment Agreement which are incorporated by reference therein and thereby remain in effect.  Mr. Kustoff’s terms of employment were generally as set forth in the Employment Agreement which was filed as Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on March 30, 2001.

The disclosure set forth above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference into this Item 1.02.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Agreement entered into on February 16, 2005, between Dendrite International, Inc. and Marc Kustoff

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: February 23, 2005	By:	CHRISTINE A. PELLIZZARI
	Name:	Christine A. Pellizzari
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement entered into on February 16, 2005, between Dendrite International, Inc. and Marc Kustoff